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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement No. 333-16015 of WorldCom, Inc. and Subsidiaries ("WorldCom") on Form S-8 of our report dated March 7, 1994 on the consolidated financial statements of IDB Communications Group, Inc. appearing in the Annual Report on Form 10-K of WorldCom for the year ended December 31, 1995.


Deloitte & Touche LLP


Los Angeles, California
December 27, 1996